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                            MFS(R) WORLD GROWTH FUND
                        a series of MFS Series Trust VIII

                 Supplement to the March 1, 1996 Prospectus and
                       Statement of Additional Information


         As disclosed in its Prospectus under the caption "Management of the Fund," the MFS World Growth Fund has retained Massachusetts Financial Services Company ("MFS") as its investment adviser and MFS has, in turn, retained Batterymarch Financial Management, Inc. ("Batterymarch") and Oechsle Investment Advisors, L.P. ("Oechsle") as sub-advisers to the Fund. Under this arrangement, the Fund pays an investment advisory fee to MFS and MFS (not the Fund) pays sub-advisory fees to Batterymarch and Oechsle.

         On March 18, 1996, shareholders of the Fund approved the replacement of Batterymarch as a sub-adviser to the Fund with Foreign & Colonial Management Limited ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"). This change will not affect the amount of the investment management fee the Fund pays to MFS. FCM amd FCEM will be compensated for their services by MFS on the same basis as Batterymarch has been compensated for its services by MFS. FCM and FCEM will assume from Batterymarch responsibility for providing portfolio management services for the assets of the Fund invested in emerging markets on or about April 1, 1996. At that time, Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, will become the portfolio manager for the assets of the Fund allocated to FCM and FCEM. Dr. Banerji has been employed by FCEM since 1993, before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989.

         FCM and FCEM are each companies incorporated under the laws of England and Wales and are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Fifty percent of the outstanding voting securities of Hypo F&C is owned by each of (i) Pountney Hill Holdings Limited, which is wholly owned by five closed-end, publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC, and (ii) Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of December 31, 1995, FCM managed approximately U.S.
$19.1 billion of assets in fixed income securities.

         FCEM is a wholly owned subsidiary of FCEM (HOLDINGS) Limited ("FCEM Holdings"). FCEM Holdings is a subsidiary of FCM, which owns 75.1% of the outstanding voting securities of FCEM Holdings. Garantia Banking Limited, a wholly owned subsidiary of Banco de Investmentos Garantia SA located at Rua Jorge Coelho, 16-13th Floor, CEP 01451-020, Sao Paulo, Brazil, owns 14.9% of the outstanding voting securities of FCEM Holdings, and Audley William Twiston Davies, the Managing Director of FCEM, owns 10% of the outstanding voting securities of FCEM Holdings. FCEM manages emerging market investments for FCM and FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of December 31, 1995, FCEM managed approximately U.S. $3.4 billion of assets invested in emerging markets.

         MFS and FCEM have entered into a strategic alliance pursuant to which they have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Fund and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Fund, are shared. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS investment analysts are working for an extended period with FCM portfolio managers and investment analysts at their offices in London. In return, one or more FCM employees are expected to work in a similar manner at MFS' Boston offices.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same securities is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the securities as far as the Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.


                 The Date of this Supplement is March 20, 1996.